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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)

        000-25132                                       25-1741849
 (Commission File Number)                  (I.R.S. Employer Identification No.)


                          11 STANWIX STREET, 15TH FLOOR
                         PITTSBURGH, PENNSYLVANIA 15222
                    (Address of principal executive offices)

                               150 CHESTNUT STREET
                         PROVIDENCE, RHODE ISLAND 02903
                                (Former Address)

                         706 GIDDINGS AVENUE, SUITE 1 C
                         ANNAPOLIS, MARYLAND 21401-1472
                                (Former Address)

                                  412-297-4900
              (Registrant's telephone number, including area code)



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                                EXPLANATORY NOTE

         This Amendment No. 1 supercedes and replaces the Report on Form 8-K we filed on August 5, 2003.

ITEM  5.     OTHER  EVENTS.

         On July 30, 2003, John Musacchio, Robert Demers and Michael Allio resigned their positions as members of our board of directors effective July 30, 2003. On that same date, Messrs. Allio and Musacchio resigned from their positions as Interim Chief Executive Officer and Chief Financial Officer of the Corporation, respectively.

         On July 31, 2003, our board of directors, then composed of Robert Zimmer (appointed on July 30, 2003) and Pierre Francois Serres, held another meeting. At this meeting, the board appointed Christian Rochet and Ernst Lubke to fill remaining vacancies on our board of directors. Mr. Rochet was appointed as a Class II director and Mr. Lubke was appointed as a Class I director. Immediately thereafter, the board appointed Mr. Rochet to serve as President and Chief Executive Officer and Mr. Lubke as Chief Financial Officer and Treasurer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2003             MYMETICS CORPORATION


                                   By: /s/ Christian Rochet
                                   --------------------------------
                                      Christian Rochet,
                                      President and Chief Executive
                                      Officer